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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 1999

                          ORBITAL SCIENCES CORPORATION

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
        DELAWARE                       0-18287                        06-1209561
(State of incorporation)       (Commission File Number)       (I.R.S. Employer I.D. No.)
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                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 13, 1999, Orbital Sciences Corporation ("Orbital" or the "Company") received the response (the "Response Letter") of its former auditors, KPMG LLP ("KPMG"), to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 1999. The Response Letter, which KPMG was required to deliver to the Company pursuant to Item 304(a)(3) of Regulation S-K, is attached as Exhibit 16.1 hereto.

         The Company disagrees with a number of the statements made by KPMG in its Response Letter. Of particular significance:

         - The Company believes its Form 8-K correctly summarizes the Company's restatement of its quarterly financial statements for the first three quarters of 1998. The Company believed that its interpretation and application of accounting standards in its quarterly financial statements as originally filed were reasonable. Nevertheless, the Company accepted KPMG's interpretation of complex accounting standards and agreed to the restatement proposed by KPMG.

         - The Company believes that KPMG's characterizations and enumerations of the fourth quarter adjustments proposed in the course of its audit are unnecessary. Any audit involves adjustments proposed by an auditor that are then discussed with its client. Based on additional analyses of facts by the client and the auditor, the auditor may then modify its proposed adjustments or not. That was the process engaged in by Orbital and KPMG. What is significant is that (1) in Orbital's audited financial statements, all adjustments finally proposed by KPMG were recorded by the Company and (2) as indicated in KPMG's unqualified opinion, the Company's financial statements for the year ended December 31, 1998 complied with GAAP and contained all appropriate disclosures.

         - The Company continues to disagree with KPMG's assertions with respect to alleged material weaknesses. What is significant is that Orbital's new auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), have been given full authorization by the Company to speak with KPMG, and have done so.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORBITAL SCIENCES CORPORATION

Date:  May 14, 1999                     By: /s/  Jeffrey V. Pirone
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                                                 Jeffrey V. Pirone
                                                 Executive Vice President and
                                                     Chief Financial Officer


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                                    EXHIBITS

The following exhibit is filed as part of this report.

Exhibit No.                                   Description
-----------                                   -----------
16.1                                          Letter regarding change in
                                              certifying accountant